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                                                                  EXHIBIT 23.2



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
Texas Regional Bancshares, Inc.:

     We hereby consent to the use of our report dated January 31, 1996 on the financial statements of The Border Bank included herein.



                                    /s/ KPMG PEAT MARWICK LLP

Houston, Texas
March 6, 1996



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